UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

COCA-COLA EUROPEAN PARTNERS US, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(678) 260-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 14, 2016, Coca-Cola European Partners US, LLC (the “Company”), as successor by merger to Coca-Cola Enterprises, Inc. (“CCE”) (formerly International CCE Inc.), entered into a first supplemental indenture (the “First Supplemental Indenture”) between the Company and Deutsche Bank Trust Company Americas (the “Trustee”), which amended and supplemented the indenture, dated as of September 14, 2010 (the “Base Indenture”), between the Company (as successor by merger to CCE) and the Trustee.  The First Supplemental Indenture affirmed the Company’s assumption of CCE’s obligations under the Base Indenture and the notes previously issued thereunder by CCE.  The foregoing summary of the First Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Supplemental Indenture, dated as of June 14, 2016, between Coca-Cola European Partners US, LLC and Deutsche Bank Trust Company Americas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA EUROPEAN PARTNERS US, LLC
(Registrant)

Date: June 16, 2016	By:	/s/ Suzanne Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Authorized Manager

EXHIBIT INDEX

Exhibit Number	Description
4.1	First Supplemental Indenture dated as of June 14, 2016, between Coca-Cola European Partners US, LLC and Deutsche Bank Trust Company Americas.